UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 6, 2022

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Set forth below are the voting results from the 2022 Annual Meeting of Shareholders held on May 6, 2022:

Total shares voted: 39,289,041

PROPOSAL 1: ELECTION OF DIRECTORS

The nominees for director set forth under “Nominees” below were elected to the Company’s board of directors.

	NUMBER OF SHARES
NOMINEES	FOR	WITHHELD	BROKER NON-VOTE
R. John Fletcher	29,847,485	68,548	8,373,008
James M. Beck	29,504,975	411,058	8,373,008
Robert A. Cascella	29,741,867	174,166	8,373,008
Donna French	29,848,658	67,375	8,373,008
Joseph M. Manko, Jr.	29,852,964	63,069	8,373,008
Shahriar (Shar) Matin	29,851,637	64,396	8,373,008
Linda Tharby	29,784,125	131,908	8,373,008

PROPOSAL 2: APPROVAL OF THE COMPANY’S NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

The Company’s shareholders approved the compensation plan for the Company’s non-employee directors.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Number of Shares	29,710,613	157,422	47,998	8,373,008

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY’S NAME TO “KORU MEDICAL SYSTEMS, INC.”

The Company’s shareholders approved the amendment of the Company’s restated certificate of incorporation to change the Company’s name to Koru Medical, Inc.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Number of Shares	38,184,283	72,726	32,032	8,373,008

PROPOSAL 4: APPROVAL OF THE AGREEMENT AND PLAN OF MERGER BETWEEN THE COMPANY AND A TO-BE-FORMED WHOLLY-OWNED DELAWARE SUBSIDIARY (“KORU DELAWARE”), PURSUANT TO WHICH THE COMPANY WILL MERGE WITH AND INTO KORU DELAWARE FOR THE SOLE PURPOSE OF CHANGING THE COMPANY’S NAME AND STATE OF INCORPORATION FROM NEW YORK TO DELAWARE, INCLUDING TO APPROVE THE CERTIFICATE OF INCORPORATION AND BYLAWS OF KORU DELAWARE.

The Company’s shareholders approved the plan of merger with and into Koru Delaware for the sole purpose of changing the Company’s name and state of incorporation from New York to Delaware, and approved the certificate of incorporation and bylaws of Koru Delaware.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Number of Shares	30,813,747	72,401	29,885	8,373,008

PROPOSAL 5: APPROVAL, on an advisory basis, of the compensation of the Company’s executive officers.

The Company’s shareholders, on an advisory basis, approved the compensation of the company’s executive officers.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Number of Shares	28,295,976	1,484,846	135,211	8,373,008

PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2022 FISCAL YEAR.

The Company’s shareholders ratified the appointment of McGrail Merkel Quinn & Associates, P.C. as the company’s independent registered public accountants for the 2022 fiscal year.

	FOR	AGAINST	ABSTAIN
Number of Shares	37,964,930	24,835	299,276

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: May 10, 2022	By:	/s/ Karen Fisher
Karen Fisher Chief Financial Officer